UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007

MONUMENTAL MARKETING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-28769
(Commission File Number)

86-0970146
(I.R.S. Employer Identification Number)

7 Jabotinsky St. Ramat Gan 52520, Israel
(Address of principal executive offices, including zip code)

972-3-575-1296
(Registrant's telephone Number, including area code)

7 Abba Hillel Street, Beit Silver, 15th Floor, Ramat-Gan, 52522, Israel
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2007 our directors approved a Shares and Options Global plan (the “Stock Option Plan”), under which options to acquire common shares and issuances of common shares may be made to the company’s directors, service providers and employees. A total of 11,250,000 shares of our common stock may be issued pursuant to the Stock Option Plan.

Item 9.01. Financial Statements and Exhibits.

99.01	Global Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONUMENTAL MARKETING, INC.

Per: /s/ Haim Karo

Haim Karo
President
Dated: April 2, 2007